UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 11, 2008

EXPEDITION LEASING, INC.

(Exact name of registrant as specified in Charter)

Florida _________________________	000-1365354 ____________________	20-1112910 _____________________________
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Economic & Technology Development Zone
Chengxu Village
Shuangcheng Town, Shuangcheng City
Heilongjiang Province, PRC

(Address of Principal Executive Offices)

(86) 0451-88355530

(Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

(a)	Dismissal of Registrant’s Certifying Accountant

Effective April 7, 2008, Pender Newkirk & Company LLP (“Pender Newkirk”) was dismissed as the Company’s certifying independent accountant engaged to audit our financial statements. Pender Newkirk was engaged as auditors to the Registrant for the year ended December 31, 2006.

Pender Newkirk’s report on the Company’s financial statements for the two years ended December 31, 2006 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

Prior to their dismissal, there were no disagreements with Pender Newkirk on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Pender Newkirk would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as such term as described in Item 304(a)(1)(iv) of Regulation S-B.

The Company requested Pender Newkirk to furnish it with copy of the letter addressed to the SEC stating whether it agrees with the statements made above by the Company regarding Pender Newkirk. A copy of the letter by Pender Newkirk is attached as Exhibit 16.1 to this Form 8-K.

(b)	Appointment of Registrant’s New Certifying Accountant

Effective on April 7, 2008, Goldman Parks Kurland Mohidin-GPKM LLP (“GPKM”), whose address is 16133 Ventura Blvd., Suite 880, Encino, CA 91436, was engaged to serve as the Company's new independent certifying accountant to audit the Company's financial statements.

Prior to engaging GPKM, the Company had not consulted GPKM regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with GPKM regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The dismissal of Pender Newkirk as the Company’s certifying independent accountant and the engagement of GPKM as its new certifying independent accountant were both approved by our Board of Directors.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

16.1	Letter from Pender Newkirk & Company LLP dated April 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2008	Expedition Leasing, Inc.

	By:	/s/ Yin Wang
Yin Wang
Chief Executive Officer